Exhibit 99.1

UDR®

Opening doors to the future®

The Right Properties in the Right Markets

Second Quarter 2008

Forward
http://www

The Right Properties in the Right Markets Second Quarter 2008

Table of Contents _____ Pg. 1 Portfolio Overview 3 Orange County, CA 7 Metro D.C. 11 San Francisco Bay Area, CA 15 Tampa, FL 19 Seattle, WA 23 Baltimore, MD 27 LA County, CA 31 Orlando, FL 35 Richmond, VA 39 Dallas, TX 43 Nashville, TN 47 San Diego County, CA 51 Monterey, CA 53 Jacksonville, FL 55 Norfolk / Virginia Beach, VA 57 Inland Empire, CA 59 Phoenix, AZ 61 Sacramento, CA 63 Portland, OR 65 Austin, TX

UDR (NYSE:UDR) is a leading multifamily real estate investment trust (REIT) with a demonstrated performance history of delivering superior and dependable returns by successfully managing, buying, selling, developing and redeveloping attractive real estate properties in targeted U.S. markets. For over 35 years, UDR has delivered long-term value to shareholders, the best standard of service to residents, and the highest quality experience for associates. Additional information can be found on the Company’s website at www.udr.com. UDR Portfolio Characteristics Same Non- Average Pro forma NOI Store Mature Homes Monthly _____ Rank _____ Market % of Total* Homes Homes in Devt. Income** 1 Orange County, CA 14.4 4,067 296 510 $ 1,590 2 Metro D.C. 12.1 1,879 2,106 813 1,315 3 San Francisco Bay Area, CA 8.7 1,768 321 200 1,829 4 Tampa, FL 6.4 3,081 489 303 956 5 Seattle, WA 5.5 1,199 291 704 1,132 6 Baltimore, MD 5.3 1,556 564 — 1,167 7 LA County, CA 5.1 1,052 512 516 1,553 8 Orlando, FL 4.8 2,500 667 395 965 9 Richmond, VA 4.6 1,958 253 — 1,002 10 Dallas, TX 4.0 305 3,353 7,205 1,655 11 Nashville, TN 3.5 1,874 386 — 877 12 San Diego County, CA 3.1 1,123 — 569 1,372 13 Monterey / Salinas, CA 3.1 1,565 — — 1,066 14 Jacksonville, FL 2.9 1,557 300 — 875 15 Norfolk / Virginia Beach, VA 2.8 1,438 — — 982 16 Inland Empire, CA 2.8 1,074 — — 1,324 17 Phoenix, AZ 2.1 914 257 582 964 18 Sacramento, CA 1.6 914 — — 925 19 Portland, OR 1.4 716 — — 985 20 Austin, TX 1.4 250 — — 973 TOTAL***: 95.6% 30,790 9,795 11,797 $ 1,179 *EOY 2008 pro forma full portfolio NOI, including jvs, planned acquisitions, developments, redevelopments, etc. **Per occupied home, as of June 30, 2008 ***Excludes 2,108 SS homes, 352 non-mature homes and 683 homes in development in other UDR markets

During 2008, UDR has transformed its portfolio by completing a $1.7 billion sale of 25,684 homes and reinvesting $850 million to aquire 3,719 homes in 10 new communities. % NOI per Market West Coast — 50% East Coast — 24% Florida — 18% Texas — 2% Tennessee — 4% Arizona — 2% As a result of these transactions: Our properties are concentrated in markets with high rent growth, strong job growth and low single family home _____ affordability, and UDR’s average monthly rent _____ has grown to nearly $1,200. Nearly 95 percent of our net operating income comes from our top 20 markets — with 50 percent coming from the _____ West Coast and 24 percent coming from the Washington _____ DC corridor. We intend to create value through redevelopment and development of key properties in the portfolio. At June 30, 2008, our development pipeline totaled $2.6 billion. Of this: — Six percent is in lease-up, 53 percent is under construction and the remaining 41 percent includes _____ operating properties generating NOI. — Six percent is recently completed development and _____ redevelopment, 31 percent is in-house development _____ in progress, 22 percent is third-party development and 41 percent is being warehoused for future development. Average Monthly Rents vs. Peers Source: 2Q 2008 Merrill Lynch Apartment Monitor and Individual Company Reports

Orange County Market Fact Sheet
Market Statistics & Peer Comparison

Orange County Portfolio	Homes
Same Store Pool	4,067
Non-Matures	296
Development Pipeline	510

Total	4,873
2Q08 Mo. Inc./ Home	$1,590
2Q08 Occupancy	94.7%
Source: Company Reports

Company	# of Homes	Ave. Rent
CPT	1,216	$1,646
UDR	4,067	1,590
ESS	2,016	1,579
BRE	2,899	1,575
EQR	3,179	1,525
AVB	1,174	1,395
AIV	247	1,358

	14,798	$1,567
Sources: AXIOMetrics and Company Reports
Orange County is UDR’s
#1 market and is expected
to contribute 14.4% of the
Company’s 2008 total
net operating income.
Orange County Market Statistics

2008 Forecast		Low Home Affordability		Economy
Effective Rent (MRQ)	$1,644	Ave. Market Rent	$1,567	Population	2,997,033
Occupancy (MRQ)	94.0%	Mo Payment: Entry Level*:		Job Growth (MRQ)	-1.6%
Eff. Rent Growth ‘08F	-1.6%	Home	$3,610	Median Income	$84,100
Eff. Rent Growth ‘09F	0.5%	Condo	$3,048	Housing Stock
Eff. Rent Growth ‘10F	4.7%	Median Home Price (MRQ)	$575,000	Renter	365,593
Multifamily Permits	4,243	Housing Affordability Score	39	% of Total	35.7%
Source: AXIOMetrics, Merrill Lynch Apartment Monitor and Company Reports(MRQ)
* Assumes 30 yr fixed at 6.31%
Recent Activity
The Orange County, California market represents UDR’s largest concentration of apartment homes as measured by NOI. These homes are in premier costal locations; many communities are west of the 405 beltway, only minutes from the beach. The Company is creating value in this market through the following initiatives:
•	Acquisitions: Mesa Verde Villas, a 296-home community, was purchased on May 15th in Costa Mesa, CA. This community is a twin to Pine Brook Village, a 200 unit community. The property was constructed by the same builder as Pine Brook Village. The two properties share the same architecture, design and floor plans. Pine Brook Village and Mesa Verde also share the main entry into both properties, making Mesa Verde an excellent candidate to be merged with Pine Brook. This merger creates value immediately through operating efficiencies in leasing staff, maintenance staff and purchasing.

•	Development: Foxborough, a 260-home, $77M development in Orange, CA.

•	Redevelopment: More than 1,600 kitchen and bath renovations have been completed at an average cost of $10,800 and we are realizing an average annual return of 13.3%. Example of average rent increases include Huntington Vista: $1,600 before, $1,775 after, a 10.9% increase.
The local economy has recently softened due to the loss of jobs in the sub-prime lending industry, but long-term prospects are excellent. The region enjoys employment diversity, a highly educated work force and an attractive year round climate affording a variety of recreational activities.

Orange County
Market Fact Sheet

Orange County
Market Fact Sheet

Orange County
Market Fact Sheet

		Year Built			Inc. per Occ.
Operating Properties	# Homes	ReDev	Redev.	Occupancy*	Home*
1 Pacific Palms	149	1962		96.6%	$1,337
2 Harbor at Mesa Verde	384	2003	K/B	91.9%	1,664
3 Coronado North	732	2000	K/B	94.5%	1,469
4 Missions at Back Bay	104	1969	K/B	95.2%	1,496
5 Vista del Rey	116	1969	K/B	96.6%	1,431
6 Foxborough	90	1969		96.7%	1,801
7 Huntington Vista	220	1970	K/B	96.4%	1,792
8 The Arboretum at Lake Forest	225	1970	K/B	92.0%	1,577
9 Coronado South	715	2000	K/B	94.7%	1,531
10 Pacific Shores	264	2003	K/B	95.5%	1,572
11 Huntington Villas	400	1972	K/B	96.8%	1,690
12 Villa Venetia	468	2008	Full	93.8%	1,690
13 Pine Brook Village	200	1979	K/B	95.5%	1,711

Sub Total	4,067			94.7%	1,590
Non-Mature and Other
14 Mesa Verde Villas (Pine Brook II)	296	1975		94.6%	1,760

Sub Total	296			94.6%	1,760

Grand Total	4,363			94.7%	$1,602

*As of 2Q 2008

		# of	Budgeted	Cost per	Expected
Development Pipeline	Expected Return	Homes	Cost (000s)	Home	Completion
6 Foxborough II	6.0%-6.5%	260	$77,000	$296,000	2011
15 Mission Viejo	TBD	250	90,000	360,000	2011

Total		510	$167,000

Metro DC Market Fact Sheet
Market Statistics & Peer Comparison

Metro DC Portfolio	Homes
Same Store Pool	1,879
Non-Matures	2,106
Development Pipeline	813

Total	4,798
2Q08 Mo. Inc./ Home	$1,315
2Q08 Occupancy	96.6%
Source: Company Reports

Company	# of Homes	Ave. Rent
PPS	1,972	$1,887
AVB	2,793	1,861
CPT	2,740	1,602
EQR	7,740	1,512
HME	4,549	1,363
UDR	1,879	1,315
AIV	9,562	1,195

	31,235	$1,444
Sources: AXIOMetrics and Company Reports
Metro DC is UDR’s #2
market and is expected to
contribute 12.1% of the
Company’s 2008 total net
operating income.
Metro DC Market Statistics

2008 Forecast		Low Home Affordability		Economy
Effective Rent (MRQ)	$1,384	Ave. Market Rent	$1,444	Population	4,151,047
Occupancy (MRQ)	94.3%	Mo Payment: Entry Level*:		Job Growth (MRQ)	1.1%
Eff. Rent Growth ‘08F	2.9%	Home	$2,353	Median Income	$99,000
Eff. Rent Growth ‘09F	4.3%	Condo	$1,971	Housing Stock
Eff. Rent Growth ‘10F	5.5%	Median Home Price (MRQ)	$371,800	Renter	504,305
Multifamily Permits	5,770	Housing Affordability Score	87	% of Total	30.4%
Source: AXIOMetrics, Merrill Lynch Apartment Monitor and Company Reports(MRQ)
* Assumes 30 yr fixed at 6.31%
Recent Activity
UDR is expanding its presence in this market by buying communities in lease-up and well-located properties with renovation potential.
Value Creation:
•	In the first quarter of 2008, we purchased Circle Towers, a mixed-use development that includes 606 apartment homes and more than 50,000 SF of office and retail space for $144.3M. This project is slated for redevelopment.
•	In the second quarter of 2008, we completed the full redevelopment of Wellington Place, a 372-home community in Manassas, VA that we purchased for $50.1M, or $135,000 per home, in 2005. We expect to realize an 8.0% cash-on-cash return from the incremental investment, a nearly 30% improvement in cash flow, and estimated value creation of over $11M.
•	In the 2nd quarter of 2008, we began full redevelopment of Taylor Place, a 218-home mid-rise community, located in Arlington, VA. This $13.9M redevelopment project is expected to realize an 8.0% return on incremental investment, a 41% improvement in cash flow, and estimated value creation of $18M.
•	We’ve completed more than 1,500 kitchen and bath renovations at an average cost of $9,836 and are realizing an average annual return of 9.2%.
•	We intend to construct an 11-story tower on existing property adjacent to Waterside Towers; a 550-home mid-rise structure located 15 minutes from the National Mall.

Metro DC
Market Fact Sheet

Metro DC
Market Fact Sheet

Metro DC
Market Fact Sheet

		Year Built			Inc. per Occ.
Operating Properties	# Homes	ReDev	Redev.	Occupancy*	Home*
1 Dominion Middle Ridge	280	1990	K/B	93.9%	$1,326
2 Dominion Lake Ridge	192	1987	K/B	95.8%	1,260
3 Presidential Greens	396	1938	K/B	97.2%	1,112
5 Ridgewood I	274	1988	K/B	94.9%	1,378
6 The Calvert	187	1962	K/B	96.8%	1,336
7 Waterside Towers	550	1971	K/B	98.7%	1,494

Subtotal	1,879			96.6%	1,315
Non-Mature
4 Taylor Place — under redev.	218	2008	Full	69.5%	1,505
8 Andover House	171	2004		96.4%	2,297
9 Sullivan Place — in lease-up	498	2007		82.3%	1,638
10 Wellington Place	372	2008	Full	88.5%	1,224
11 Delancey at Shirlington — in lease-up	241	2008		87.6%	1,640
12 Circle Towers	606	1972	Full	94.2%	1,435

Subtotal	2,106			87.2%	1,549

Grand Total	3,985			91.6%	$1,433

*As of 2Q 2008

		# of	Budgeted	Cost per	Expected
Development Pipeline	Expected Return	Homes	Cost (000s)	Home	Completion
7 Waterside Towers	TBD	198	$101,000	$510,000	TBD
13 2400 14th Street	5.5%-6.5%	255	124,000	486,000	2010
14 Signal Hill — Woodbridge, VA	6.0%-6.5%	360	75,000	208,000	2010

Total		813	$300,000

San Francisco
Market Fact Sheet

Market Statistics & Peer Comparison

San Francisco Portfolio	Homes
Same Store Pool	1,768
Non-Matures	321
Development Pipeline	200

Total	2,289
2Q08 Mo. Inc./ Home	$1,829
2Q08 Occupancy	96.3%
Source: Company Reports

Company	# of Homes	Ave. Rent
AVB	2,482	$2,253
BRE	1,265	2,198
EQR	736	1,964
UDR	1,768	1,829
ESS	846	1,698
AIV	496	1,688

	7,593	$2,018
Sources: AXIOMetrics and Company Reports
San Francisco is UDR’s #3
market and is expected to
contribute 8.7% of the
Company’s 2008 total net
operating income.
San Francisco Market Statistics

2008 Forecast		Low Home Affordability		Economy
Effective Rent (MRQ)	$2,071	Ave. Market Rent	$2,018	Population	1,720,056
Occupancy (MRQ)	96.5%	Mo Payment: Entry Level*:		Job Growth (MRQ)	1.8%
Eff. Rent Growth ‘08F	5.7%	Home	$4,551	Median Income	$94,300
Eff. Rent Growth ‘09F	3.2%	Condo	$3,854	Housing Stock
Eff. Rent Growth ‘10F	6.4%	Median Home Price (MRQ)	$800,000	Renter	323,637
Multifamily Permits	3,326	Housing Affordability Score	45	% of Total	44.3%
Source: AXIOMetrics, Merrill Lynch Apartment Monitor and Company Reports(MRQ)
* Assumes 30 yr fixed at 6.31%
Recent Activity
In July 2008, the Company acquired Almaden Lake Village, a 250-home community in San Jose, located adjacent to the Almaden Station for the Valley Transit Authority (VTA). This station provides direct light rail access to Silicon Valley employment centers and downtown San Jose. The property is also located one mile from the popular Westfield Oakridge Regional Mall, and the property is adjacent to Lake Almaden, providing residents direct access to a popular recreational area.
In the first quarter of 2008, UDR acquired Edgewater, a 193-home community in the Mission Bay district of San Francisco. The property was constructed in 2007 and is strategically located near public transportation and entertainment venues.
In the fourth quarter of 2007, the Company expanded its presence in this market with the purchase of Crest Marin, a 104-home community in San Rafael. The community is located directly adjacent to Highlands of Marin, an existing UDR property. Both properties will be completely renovated with new exterior siding, kitchens, baths, and more with expected rent increases of approximately $200 - $250 per home.
The company is improving existing homes though its kitchen and bath renovation program. Over 350 kitchen and bath renovations have been completed at an average cost of $14,250 and we are realizing an average annual return of 9.8%.
The region enjoys employment diversity, a highly educated work force and an attractive year round climate affording a variety of recreational activities. The median existing home price is $800,000 making this one of the least affordable markets in the U.S. UDR plans to expand its presence in this market.

San Francisco
Market Fact Sheet

San Francisco
Market Fact Sheet

San Francisco
Market Fact Sheet

		Year Built			Inc. per Occ.
Operating Properties	# Homes	ReDev	Redev.	Occupancy*	Home*
1 2000 Post Street I	304	1987	K/B	97.4%	$2,286
2 Birch Creek	184	1968		97.3%	1,761
3 Highlands of Marin	220	2008	Full	95.5%	1,710
4 Marina Playa	272	1971		97.8%	1,682
5 Crossroads Apartments	130	1986	K/B	95.4%	1,436
6 River Terrace	250	2005		98.0%	2,085
7 Lake Pines	288	2008		92.0%	1,537
8 Bay Terrace	120	1962		97.5%	1,876

Subtotal	1,768			96.3%	1,829
Non-Mature
1 2000 Post Street II (Caledonia) in lease-up	24	2007		75.3%	2,412
3 Highlands of Marin II	104	2008	Full	98.3%	1,390
9 Edgewater	193	2008		95.3%	2,945
10 Almaden Lake Village (3Q08 acquisition)	250	1999		92.0%	1,650

Subtotal**	321			94.8%	2,391

Grand Total**	2,089			96.1%	$1,914

*As of 2Q 2008 ** Excludes 3Q acquisition of Almaden Lake Village

		# of	Budgeted	Cost per	Expected
Development Pipeline	Expected Return	Homes	Cost (000s)	Home	Completion
8 Bay Terrace	TBD	200	$79,000	$395,000	TBD

Total		200	$79,000

Tampa Market Fact Sheet
Market Statistics & Peer Comparison

Tampa Portfolio	Homes
Same Store Pool	3,081
Non-Matures	489
Development Pipeline	303

Total	3,873
2Q08 Mo. Inc./ Home	$956
2Q08 Occupancy	94.4%
Source: Company Reports

Company	# of Homes	Ave. Rent
PPS	1,494	$1,313
UDR	3,081	956
CLP	318	895
CPT	5,503	846
MAA	1,120	845
AIV	3,770	840
EQR	2,887	828

	18,173	$900
Sources: AXIOMetrics and Company Reports
Tampa is UDR’s #4 market
and is expected to
contribute 6.4% of the
Company’s 2008 total net
operating income.
Tampa Market Statistics

2008 Forecast		Low Home Affordability		Economy
Effective Rent (MRQ)	$836	Ave. Market Rent	$900	Population	2,723,949
Occupancy (MRQ)	90.8%	Mo Payment: Entry Level*:		Job Growth (MRQ)	-1.5%
Eff. Rent Growth ‘08F	-0.5%	Home	$1,372	Median Income	$56,500
Eff. Rent Growth ‘09F	1.4%	Condo	$1,129	Housing Stock
Eff. Rent Growth ‘10F	2.3%	Median Home Price (MRQ)	$184,700	Renter	327,067
Multifamily Permits	3,614	Housing Affordability Score	102	% of Total	25.3%
Source: AXIOMetrics, Merrill Lynch Apartment Monitor and Company Reports(MRQ)
* Assumes 30 yr fixed at 6.31%
Recent Activity
The Company has demonstrated success in creating additional value from its Tampa properties in a variety of ways:
•	Redevelopment — we recently completed full redevelopment of two communities (Island Walk and The Breyley) totaling 609 units. In addition to the redevelopment program, we have completed more than 1,600 kitchen and bath renovations.
•	New Development — We have a pre-sale agreement to purchase upon completion in 2009 a 249-home community, Vintage Lofts, at North Hyde Park in Tampa. The budgeted cost is $48.0M or $193,000 per home.
Recent issues in the housing and lending sectors have slowed Tampa’s economy but AXIOMetrics forecasts solid job growth in a number of sectors, including education and health services, government, other services, leisure and hospitality and trade, transportation and utilities.

Tampa
Market Fact Sheet

Tampa
Market Fact Sheet

Tampa
Market Fact Sheet

		Year Built			Inc. per Occ.
Operating Properties	# Homes	ReDev	Redev.	Occupancy*	Home*
1 Summit West	266	1972	—	92.1%	$867
2 Lakewood Place	346	1986	K/B	93.9%	846
3 Hunters Ridge	352	1992	K/B	91.5%	819
4 Bay Meadows	288	1985	K/B	96.2%	990
5 Cambridge Woods	275	1985	K/B	94.5%	868
6 Sugar Mill Creek	212	1988	K/B	95.8%	900
7 Inlet Bay at Gateway	464	1988	Full	95.5%	980
8 MacAlpine Place	478	2001	—	94.6%	1,125
9 Island Walk	400	1985	Full	95.3%	1,063

Subtotal	3,081			94.4%	956
Non-Mature
10 The Breyley Apartments	209	2008	Full	93.8%	966
11 Gallery at Bayport (held for disposition)	280			63.9%	983

Subtotal	489			76.7%	974

Grand Total	3,570			91.8%	$958

*As of 2Q 2008

	Expected		Budgeted		Expected
Development Pipeline	Return	# of Homes	Cost (000s)	Cost per Home	Completion
12 Vintage Lofts/West End (Presale)	6.5%-7.0%	249	$48,000	$193,000	2009
9 Parker’s Landing, Phase II	TBD	54	11,000	204,000	TBD

Total		303	$59,000

Seattle Market Fact Sheet
Market Statistics & Peer Comparison

Seattle Portfolio	Homes
Same Store Pool	1,199
Non-Matures	291
Development Pipeline	704

Total	2,194
2Q08 Mo. Inc./ Home	1,132
2Q08 Occupancy	94.9%
Source: Company Reports

Company	# of Homes	Ave. Rent
BRE	3,491	$1,332
AVB	2,892	1,317
ESS	5,164	1,169
EQR	6,967	1,159
UDR	1,199	1,132
AIV	364	1,123
	20,077	$1,212
Sources: AXIOMetrics and Company Reports
Seattle is UDR’s #5 market
and is expected to
contribute 5.5% of the
Company’s 2008 total net
operating income.
Seattle Market Statistics

2008 Forecast		Low Home Affordability		Economy
Effective Rent (MRQ)	$1,194	Ave. Market Rent	$1,212	Population	2,536,182
Occupancy (MRQ)	94.9%	Mo Payment: Entry Level*:		Job Growth (MRQ)	1.7%
Eff. Rent Growth ‘08F	3.7%	Home	$2,274	Median Income	$81,400
Eff. Rent Growth ‘09F	1.3%	Condo	$1,903	Housing Stock
Eff. Rent Growth ‘10F	2.5%	Median Home Price (MRQ)	$372,300	Renter	368,595
Multifamily Permits	9,208	Housing Affordability Score	67	% of Total	34.3%
Source: AXIOMetrics, Merrill Lynch Apartment Monitor and Company Reports(MRQ)
* Assumes 30 yr fixed at 6.31%
Recent Activity

UDR has been expanding its presence in the Seattle market in a number of ways, including:
•	The acquisition of two new communities in 2008:
•	Island Square (July 7), a mixed-use development with 235 apartment homes, 25K square feet of retail and 14K square feet of office space, located on Mercer Island, with access to both downtown Seattle and Bellevue job centers; and

•	Hearthstone at Merrill Creek (May 15), a 220-home community located in Merrill Creek Business Park, home to employers including Campbell’s Soup, TRW Aeronautical Systems, The Fluke Company, and Boeing.
•	The acquisition of Borgata Apartments in May, 2007. This is a mixed-use community with 71-apartment homes and 5,358 square feet of retail space in Bellevue.

•	Closing on a 49% joint venture interest in 989elements in January, 2007. This is a recently completed 23-story high-rise mixed use property located in the central business district of Bellevue with 166-apartment homes and 17,611 square feet of commercial space.

•	Two joint venture developments are underway with Su Development in which UDR has a 49% interest:
•	Ashwood Commons, a 274-home high-rise community with ground floor retail. Construction is underway and expected completion is the end of 2008.

•	Bellevue Plaza, a 430-home high-rise community with ground floor retail. Construction is expected to begin this year and completion is expected in late 2010.

Seattle
Market Fact Sheet

Seattle
Market Fact Sheet

Seattle
Market Fact Sheet

		Year Built			Inc. per Occ.
Operating Properties	# Homes	ReDev	Redev.	Occupancy*	Home*
1 Hilltop	156	1985	K/B	96.8%	$984
2 Crown Pointe	196	1987	K/B	96.9%	926
3 Arbor Terrace	276	1996	K/B	92.0%	899
4 Aspen Creek	162	1996	—	93.2%	1,004
5 The Hawthorne Apartments	284	2003	—	95.1%	1,397
6 The Kennedy Building	125	2005	—	97.6%	1,654

Subtotal	1,199			94.9%	1,132

Non-Mature and Other
7 989elements (Operating JV — 49%)	166	2007	—	93.9%	2,243
8 Borgata Apartment Homes	71	2001	K/B	95.3%	2,388
9 Hearthstone at Merrill Creek	220	2000	—	94.1%	1,203
10 Island Square (3Q acquisition)	235	2007	—	87.0%	2,000

Subtotal**	291			94.4%	1,495

Grand Total**	1,490			94.8%	$1,203

*As of 2Q 2008 **Excludes joint venture homes and 3Q acquisition of Island Square

	Expected	# of	Budgeted	Cost per		Expected
Development Pipeline	Return	Homes	Cost (000)	Home		Completion
11 Ashwood Commons/Elements II (JV — 49%)	6.0%-6.5%	274	$97,000	$354,000		2008
12 Bellevue Plaza (JV — 49%)	6.0%-6.5%	430	135,000	270,000	^	2010

Total		704	$232,000

^ Excludes retail development costs

Baltimore Market Fact Sheet
Market Statistics & Peer Comparison

Baltimore Portfolio	Homes
Same Store Pool	1,556
Non-Matures	564
Development Pipeline	—

Total	2,120
2Q08 Mo. Inc./ Home	1,167
2Q08 Occupancy	96.4%
Source: Company Reports

Company	# of Homes	Ave. Rent
CPT	628	$1,328
AVB	1,290	1,255
AIV	1,247	1,189
UDR	1,556	1,167
EQR	438	1,123
HME	5,743	1,051

	10,902	$1,126
Sources: AXIOMetrics and Company Reports
Baltimore is UDR’s #6
market and is expected to
contribute 5.3% of the
Company’s 2008 total net
operating income.
Baltimore Market Statistics

2008 Forecast		Low Home Affordability		Economy
Effective Rent (MRQ)	$1,053	Ave. Market Rent	$1,126	Population	2,668,056
Occupancy (MRQ)	94.0%	Mo Payment: Entry Level*:		Job Growth (MRQ)	0.6%
Eff. Rent Growth ‘08F	3.1%	Home	$1,865	Median Income	$78,200
Eff. Rent Growth ‘09F	2.9%	Condo	$1,552	Housing Stock
Eff. Rent Growth ‘10F	4.2%	Median Home Price (MRQ)	$270,500	Renter	314,113
Multifamily Permits	1,247	Housing Affordability Score	96	% of Total	28.5%
Source: AXIOMetrics, Merrill Lynch Apartment Monitor and Company Reports(MRQ)
* Assumes 30 yr fixed at 6.31%
Recent Activity
In the first quarter of 2008, we acquired Dulaney Crescent, a 264-home community in Towson, MD. The Company has demonstrated success in creating additional value in this market in a variety of ways:
•	Redevelopment — in the second quarter of 2008, we completed the full redevelopment of Dominion Great Oaks, a 300-home community now known as Ellicott Grove. This is expected to result in a 7.9% cash-on-cash return, for total value creation of $16.1 million.
•	In addition to the redevelopment program, we have completed more than 1,000 kitchen and bath renovations.
The area has a stable employment base led by substantial government jobs and institutional employment in the education and health sectors.

Baltimore
Market Fact Sheet

Baltimore
Market Fact Sheet

Baltimore
Market Fact Sheet

		Year Built			Inc. per Occ.
Operating Properties	# Homes	ReDev	Redev.	Occupancy*	Home*
1 Dominion Kings Place	170	1983	K/B	98.2%	$1,187
2 Dominion at Eden Brook	232	1984	K/B	96.1%	1,203
3 Dominion Constant Friendship	136	1990	K/B	97.8%	1,086
4 Lakeside Mill	192	1989	K/B	96.9%	1,100
5 Tamar Meadow	178	1990	K/B	94.9%	1,420
6 Calvert’s Walk	276	1988	K/B	96.4%	1,098
7 Arborview	372	1992	K/B	95.7%	1,115

Subtotal	1,556			96.4%	1,167
*As of 2Q 2008
Non-Mature
8 Dulaney Crescent	264	2003	—	95.1%	1,534
9 Ellicott Grove	300	2008	Full	88.2%	1,206

Subtotal	564			91.4%	1,366

Grand Total	2,120			95.1%	$1,218

Los Angeles County Market Fact Sheet
Market Statistics & Peer Comparison

LA County Portfolio	Homes
Same Store Pool	1,052
Non-Matures	512
Development Pipeline	516

Total	2,080
2Q08 Mo. Inc./ Home	$1,553
2Q08 Occupancy	95.2%
Source: Company Reports

Company	# of Homes	Ave. Rent
AIV	1,980	$2,326
CPT	538	2,082
ESS	2,958	1,874
AVB	2,392	1,856
BRE	2,412	1,798
EQR	6,079	1,709
UDR	1,052	1,553

	17,411	$1,842
Sources: AXIOMetrics and Company Reports
LA County is UDR’s #7
market and is expected to
contribute 5.1% of the
Company’s 2008 total net
operating income.
LA County Market Statistics

2008 Forecast		Low Home Affordability		Economy
Effective Rent (MRQ)	$1,789	Ave. Market Rent	$1,842	Population	9,878,554
Occupancy (MRQ)	93.6%	Mo Payment: Entry Level*:		Job Growth (MRQ)	-0.2%
Eff. Rent Growth ‘08F	0.4%	Home	$3,024	Median Income	$59,800
Eff. Rent Growth ‘09F	1.2%	Condo	$2,546	Housing Stock
Eff. Rent Growth ‘10F	3.6%	Median Home Price (MRQ)	$465,000	Renter	1,607,392
Multifamily Permits	9,270	Housing Affordability Score	50	% of Total	47.9%
Source: AXIOMetrics, Merrill Lynch Apartment Monitor and Company Reports(MRQ)
* Assumes 30 yr fixed at 6.31%
Recent Activity
UDR is expanding its presence in this market with one recent acquisition and two new developments:
•	Tierra del Rey, Marina del Ray, CA — 170-home community acquired in Q4 2007 for $76 million. Built in 1999, this community is undergoing a kitchen and bath renovation.

•	Jefferson at Marina del Rey — 298 homes at an average cost of $463,000 per home, being developed in a joint venture with JPI. Completion is expected in the third quarter, 2008.

•	Grandview, Glendale, CA — wholly owned development of 218 homes at an average cost of $307,000 per home, expected to yield a return of 6.0% — 6.5%. This project is underway with an expected completion of 2010.
The local economy has recently softened, however key local industries including Leisure and Hospitality, Other Services, and Education and Health Services, the entertainment sector and the ports of Los Angeles and Long Beach remain strong. The region enjoys a highly educated work force and an attractive year round climate affording a variety of recreational activities.

LA County
Market Fact Sheet

LA County
Market Fact Sheet

LA County
Market Fact Sheet

		Year Built			Inc. per Occ.
Operating Properties	# Homes	ReDev	Redev.	Occupancy*	# Homes
1 The Crest at Phillips Ranch	501	1989	K/B	95.6%	$1,643
2 Rosebeach	174	1970	K/B	94.8%	1,445
3 The Villas at San Dimas	156	1981	K/B	93.6%	1,499
4 The Villas at Bonita	102	1981	—	94.1%	1,488
5 Ocean Villas	119	1965	—	97.5%	1,451

Subtotal	1,052			95.2%	1,553
Non-Mature and Other
6 Tierra del Rey	170	1999	K/B	93.7%	2,576
7 Pine@Sixth (formerly Pine Avenue)	158	2008	Full	75.0%	1,343
8 Jefferson at Marina del Rey	184	2008	—	n/a	1,444

Subtotal	512			84.7%	2,050

Grand Total	1,564			91.8%	$1,703

*As of 2Q 2008

				Total
		# of		Budgeted	Cost per	Expected
Development Pipeline	Expected Return	Homes		Cost ($000)	Home	Completion
8 Jefferson at Marina del Rey (JV)	6.0% - 6.5%	298	**	$138,000	$463,000	2008
9 Grandview	6.0% - 6.5%	218		67,000	$307,000	2010

Total		516		$205,000

** Includes 184 homes completed in 2Q and included in non-mature.

Orlando Market Fact Sheet
Market Statistics & Peer Comparison

Orlando Portfolio	Homes
Same Store Pool	2,500
Non-Matures	667
Development Pipeline	395

Total	3,562
2Q08 Mo. Inc./ Home	$965
2Q08 Occupancy	92.8%
Source: Company Reports

Company	# of Homes	Ave. Rent
PPS	427	$1,346
CLP	2,251	970
UDR	2,500	965
EQR	7,296	927
CPT	3,296	916
AIV	3,888	870
MAA	288	796

	19,946	$931
Sources: AXIOMetrics and Company Reports
Orlando is UDR’s #8
market and is expected to
contribute 4.8% of the
Company’s 2008 total net
operating income.
Orlando Market Statistics

2008 Forecast		Low Home Affordability		Economy
Effective Rent (MRQ)	$864	Ave. Market Rent	$931	Population	2,032,496
Occupancy (MRQ)	90.5%	Mo Payment: Entry Level*:		Job Growth (MRQ)	0.2%
Eff. Rent Growth ‘08F	0.2%	Home	$1,570	Median Income	$59,200
Eff. Rent Growth ‘09F	1.4%	Condo	$1,299	Housing Stock
Eff. Rent Growth ‘10F	1.2%	Median Home Price (MRQ)	$232,000	Renter	250,218
Multifamily Permits	7,269	Housing Affordability Score	89	% of Total	29.3%
Source: AXIOMetrics, Merrill Lynch Apartment Monitor and Company Reports(MRQ)
* Assumes 30 yr fixed at 6.31%
Recent Activity
UDR has demonstrated success in creating additional value from its Orlando properties in a variety of ways:
•	Redevelopment — we recently completed full redevelopment of two communities: Altamira Place and Canopy Villas (656 homes).

•	Kitchen and Bath Program: We’ve completed more than 800 kitchen and bath renovations at an average cost of $13,800 and are realizing an average annual return of 9.8%.

•	New Development: This included a presale agreement to purchase upon completion a 371-home community, The Place at Millenia. In the first quarter of 2008, we completed the purchase at a cost of $50.1M or $135,127 per home.
Orlando’s economy has been impacted by the housing slump and high fuel prices; however, Real Data reports that in the past year the area added over 18,000 new jobs, with education and health services and professional and business services as the fastest growing industries. The local economy in influenced by the leisure and hospitality industry but is diversified with significant employment in the transportation and utility sectors as well.

Orlando
Market Fact Sheet

Orlando
Market Fact Sheet

9 Altamira Place - *Redeveloped 2007*

10 Canopy Villas – *Redeveloped 2008*

11 The Place at Millenia - *Presale*
Phase I - Completed 2008
Phase II - Expected Completion 2010

Orlando
Market Fact Sheet

		Year Built			Inc. per Occ.
Operating Properties	# Homes	ReDev	Redev.	Occupancy*	Home*
1 Seabrook	200	2004	—	92.5%	$939
2 Regatta Shores	256	2007	Full	91.4%	830
3 Alafaya Woods	296	2006	Full	88.9%	993
4 Los Altos	328	2004	K/B	91.5%	959
5 Lotus Landing	260	2006	K/B	95.0%	869
6 Seville on the Green	170	2004	—	97.1%	978
7 Ashton at Waterford Lakes	292	2000	Full	94.9%	1,150
8 Arbors at Lee Vista	338	2007	K/B	90.5%	995
9 Altamira Place	360	2007	Full	95.8%	943

Subtotal	2,500			92.8%	965
Non-Mature and Other
10 Canopy Villas (in lease-up)	296	2008	Full	87.3%	1,010
11 The Place at Millenia (in lease-up)	371	2007	Full	57.4%	923

Subtotal	667			70.7%	971

Grand Total	3,167			88.2%	$966

*As of 2Q 2008

		# of	Budgeted	Cost per	Expected
Development Pipeline	Expected Return	Homes	Cost ($000)	Home	Completion
11 The Place at Millenia II (Presale)	6.0% - 6.5%	395	$64,000	$162,000	TBD

Total		395	$64,000

Richmond Market Fact Sheet
Market Statistics & Peer Comparison

Richmond Portfolio	Homes
Same Store Pool	1,958
Non-Matures	253
Development Pipeline	—

Total	2,211
2Q08 Mo. Inc./ Home	$1,002
2Q08 Occupancy	95.9%
Source: Company Reports

Company	# of Homes	Ave. Rent
UDR	1,958	$1,002
AIV	744	928
CLP	1,368	808

	4,070	$923
Sources: AXIOMetrics and Company Reports
Richmond is UDR’s #9
market and is expected to
contribute 4.6% of the
Company’s 2008 total net
operating income.
Richmond Market Statistics

2008 Forecast		Low Home Affordability		Economy
Effective Rent (MRQ)	$914	Ave. Market Rent	$923	Population	1,212,977
Occupancy (MRQ)	94.3%	Mo Payment: Entry Level*:		Job Growth (MRQ)	0.9%
Eff. Rent Growth ‘08F	2.5%	Home	$1,482	Median Income	$69,300
Eff. Rent Growth ‘09F	1.9%	Condo	$1,224	Housing Stock
Eff. Rent Growth ‘10F	1.9%	Median Home Price (MRQ)	$225,700	Renter	138,936
Multifamily Permits	835	Housing Affordability Score	n/a	% of Total	27.5%
Source: AXIOMetrics, Merrill Lynch Apartment Monitor and Company Reports(MRQ)
* Assumes 30 yr fixed at 6.31%
Recent Activity
UDR’s apartment communities in the Richmond market are in excellent locations and the Company has invested to modernize the homes in several ways:
•	Redevelopment: Two communities, Legacy at Mayland and Gayton Pointe Townhomes, have been completely redeveloped. Legacy at Mayland, completed in 2007, produced an increase in cash flow of 85% and estimated value creation of $33.6M. Construction at Gayton Pointe has recently been completed with focus on lease-up activities. Once stabilized, we expect a 7.7% return on incremental capital invested with an estimated $17M in value created.
•	Kitchen and Bath Program: Over 1,300 kitchen and bath renovations have been completed at an average cost of $9,604, and are yielding an average annual return of 11.9%.
Richmond has a diversified economy with significant employment in the government sector and in trade, transportation and utilities.

Richmond
Market Fact Sheet

Richmond
Market Fact Sheet

Richmond
Market Fact Sheet

		Year Built			Inc. per Occ.
Operating Properties	# Homes	ReDev	Redev.	Occupancy*	Home*
1 Dominion Olde West	287	1978	Full	95.8%	$891
2 Dominion Creekwood	216	1984	K/B	94.0%	851
3 Dominion West End	350	1989	K/B	97.1%	970
4 Waterside at Ironbridge	265	1987	K/B	93.2%	952
5 Carriage Homes at Wyndham	264	1998	K/B	97.3%	1,313
6 Legacy at Mayland	576	2007	Full	96.5%	1,009

Subtotal	1,958			95.9%	1,002

*As of 2Q 2008
Non-Mature
7 Gayton Pointe Townhomes	253	2008	Full	89.8%	1,145

Subtotal	253			89.8%	1,145

Grand Total	2,211			95.2%	$1,017

Dallas Market Fact Sheet
Market Statistics & Peer Comparison

Dallas Portfolio	Homes
Same Store Pool	305
Non-Matures	3,353
Development Pipeline	7,205

Total	10,863
2Q08 Mo. Inc./ Home	$1,655
2Q08 Occupancy	92.8%
Source: Company Reports

Company	# of Homes	Ave. Rent
UDR	305	$1,655
PPS	3,796	1,128
EQR	3,191	929
AIV	2,385	766
CPT	5,475	762
MAA	3,195	735
CLP	2,710	728

	21,057	$858
Sources: AXIOMetrics and Company Reports
Dallas is UDR’s #10
market and is expected to
contribute 4.0% of the
Company’s 2008 total net
operating income.
Dallas Market Statistics

2008 Forecast		Low Home Affordability		Economy
Effective Rent (MRQ)	$827	Ave. Market Rent	$858	Population	4,111,429
Occupancy (MRQ)	92.4%	Mo Payment: Entry Level*:		Job Growth
Eff. Rent Growth ‘08F	1.8%	Home	$1,097	Median Income	$64,800
Eff. Rent Growth ‘09F	0.7%	Condo	$894	Housing Stock
Eff. Rent Growth ‘10F	0.3%	Median Home Price (MRQ)	$142,400	Renter	529,029
Multifamily Permits	11,313	Housing Affordability Score	n/a	% of Total	34.3%
Source: AXIOMetrics, Merrill Lynch Apartment Monitor and Company Reports(MRQ)
* Assumes 30 yr fixed at 6.31%
Recent Activity
The Company has been active in the Dallas market in a variety of ways:
•	In the first quarter of 2008, we acquired Legacy Village (three communities) consisting of 1,043 homes in the Plano submarket.

•	At Thirty 377, we have completed 70 kitchen and bath renovations at an average cost of $18,869 and we are realizing an average annual return of 11.8%.

•	Construction of 202 homes at Riachi at One21 in the Dallas suburb of Plano was completed in the fourth quarter of 2007. Construction of 198 units in Phase II of the community has begun and completion is anticipated in 2009.

•	An assemblage of 99 acres in Addison, named Vitruvian Park, was completed in the second quarter of 2007, and the Company broke ground on Phase I of development in the second quarter of 2008. The city of Addison has approved doubling the density to over 5,500 homes with zoning for 500,000 square feet of retail and office space. They have also agreed to contribute $40 million to the project. The Company anticipates that the development will be completed in conjunction with one or more institutional investors.
The Dallas economy is diverse with significant employment in the energy sector, trade, transportation, government, education and the health sector.

Dallas
Market Fact Sheet

Dallas
Market Fact Sheet

Dallas
Market Fact Sheet

		Year Built			Rent per Occ.
Operating Properties	# Homes	ReDev	Redev.	Occupancy*	Home*
1 Thirty377	305	2007	K/B	92.8%	$1,655

Subtotal**	305			92.8%	1,655

2 Lincoln at Towne Square (JV)	467	2001	—	96.6%	1,019
3 Meridian II, The (JV)	520	2002	—	96.9%	854
4 Cliffs, The (JV)	400	1992	—	97.2%	800
5 Mandolin, The (JV)	486	2003	—	96.6%	1,007
Non-Mature
6 Villas at Ridgeview	48	2007	—	90.9%	1,776
7 Riachi at One21 - Phase I	202	2007	—	90.6%	952
8 Highlands of Preston	380	2007	—	75.8%	744
9 Legacy Village	1,043	'05-'07	—	88.0%	1,014
10 Addison/Vitruvian Park (In demolition)	1,013		—	n/a	n/a

Subtotal***	3,353			n/a	n/a

Grand Total***	3,658			n/a	n/a

* As of 1Q 2008 ** Excludes Unconsolidated JV homes *** Includes 667 homes in other Texas markets

		# of	Budgeted	Cost per	Expected
Development Pipeline	Expected Return	Homes	Cost ($000)	Home	Completion
2 Lincoln at Town Square II (JV)	6.5% - 7.0%	302	$25,000	$83,000	2008
7 Riachi at One21 - Phase II	7.0% - 7.25%	200	19,000	95,000	2009
10 Addison/Vitruvian Park****	6.5% - 7.0%	5,949	805,000	135,000	2009-2017
11 Mustang Park (Presale)	7.0% - 7.5%	289	29,000	100,000	2009
12 Belmont (formerly Bennett)	6.5% - 7.0%	465	63,000	$135,000	2010

Total		7,205	941,000

****	Includes 2,712 homes in UDR’s current development pipeline and 3,237 homes characterized as Future Development. Phase one will begin delivering homes in 4Q ’09.

Nashville Market Fact Sheet
Market Statistics & Peer Comparison

Nashville Portfolio	Homes
Same Store Pool	1,874
Non-Matures	386
Development Pipeline	—

Total	2,260
2Q08 Mo. Inc./ Home	$877
2Q08 Occupancy	95.4%
Source: Company Reports

Company	# of Homes	Ave. Rent
EQR	396	$933
UDR	1,874	877
AIV	2,166	856
MAA	2,129	791

	6,565	$846
Sources: AXIOMetrics and Company Reports
Nashville is UDR’s #11
market and is expected to
contribute 3.5% of the
Company’s 2008 total net
operating income.
Nashville Market Statistics

2008 Forcast		Low Home Affordability		Economy
Effective Rent (MRQ)	$796	Ave. Market Rent	$846	Population	1,521,437
Occupancy (MRQ)	93.0%	Mo Payment: Entry Level*:		Job Growth (MRQ)	1.1%
Eff. Rent Growth ‘08F	2.3%	Home	$1,041	Median Income	$63,200
Eff. Rent Growth ‘09F	2.3%	Condo	$846	Housing Stock
Eff. Rent Growth ‘10F	2.4%	Median Home Price (MRQ)	$154,000	Renter	178,153
Multifamily Permits	1,733	Housing Affordability Score	n/a	% of Total	28.4%
Source: AXIOMetrics, Merrill Lynch Apartment Monitor and Company Reports(MRQ)
* Assumes 30 yr fixed at 6.31%
Recent Activity
UDR has demonstrated success in creating additional value from its Nashville properties in a variety of ways:
•	Redevelopment — we have completed the full redevelopment of Polo Park, a 386-home community we purchased for $20.9M or $54,082 per home in 2006. It is expected to deliver a cash-on-cash return of 7.9%, and an increase in total cash flow of 48% for total value creation of $4 million.
•	Kitchens/Baths — In addition to the redevelopment program, we have completed over 800 kitchen and bath renovations at an average cost of $12,113 and are yielding an average annual return of 10.3%.
Nashville has a diversified economy with significant employment in trade, transportation and utilities and education and health activity.

Nashville
Market Fact Sheet

Nashville
Market Fact Sheet

Nashville
Market Fact Sheet

		Year Built			Inc. per Occ.
Operating Properties	# Homes	ReDev	Redev.	Occupancy*	Home*
1 Legacy Hill	206	1977	K/B	96.1%	$861
2 Brookridge	176	1986	K/B	96.0%	722
3 Breckenridge	190	1986	K/B	94.2%	763
4 Hickory Run	294	1989	K/B	96.3%	797
5 The Colonnade	288	1998	K/B	94.1%	820
6 The Preserve at Brentwood	360	1998	K/B	96.4%	1,000
7 Carrington Hills	360	1999	K/B	94.7%	1,011

Subtotal	1,874			95.4%	877
*As of 2Q 2008
Non-Mature
8 Polo Park	386	1987	Full	86.4%	819

Subtotal	386			86.4%	819

Grand Total	2,260			93.9%	$868

San Diego County Market Fact Sheet
Market Statistics & Peer Comparison

San Diego Portfolio	Homes
Same Store Pool	1,123
Non-Matures	—
Development Pipeline	569

Total	1,692
2Q08 Mo. Inc./ Home	$1,372
2Q08 Occupancy	96.0%
Source: Company Reports

Company	# of Homes	Ave. Rent
CPT	879	$1,754
EQR	4,000	1,572
BRE	3,711	1,563
AVB	1,057	1,444
AIV	1,830	1,385
UDR	1,123	1,372
ESS	2,984	1,123
	15,584	$1,449
Sources: AXIOMetrics and Company Reports
San Diego is UDR’s #12
market and is expected to
contribute 3.1% of the
Company’s 2008 total net
operating income.
San Diego Market Statistics

2008 Forecast		Low Home Affordability		Economy
Effective Rent (MRQ)	$1,430	Ave. Market Rent	$1,449	Population	2,974,859
Occupancy (MRQ)	94.6%	Mo Payment: Entry Level*:		Job Growth (MRQ)	-0.1%
Eff. Rent Growth ‘08F	0.7%	Home	$2,867	Median Income	$72,100
Eff. Rent Growth ‘09F	1.0%	Condo	$2,411	Housing Stock
Eff. Rent Growth ‘10F	2.5%	Median Home Price (MRQ)	$435,000	Renter	440,377
Multifamily Permits	3,614	Housing Affordability Score	55	% of Total	39.1%
Source: AXIOMetrics, Merrill Lynch Apartment Monitor and Company Reports(MRQ)
* Assumes 30 yr fixed at 6.31%
Recent Activity
UDR expects to expand its presence in this market with two long-term development projects. UDR plans to add 65 new apartment homes to Presidio at Rancho Del Oro, in Oceanside. In addition, there are plans to tear down and rebuild The Summit at Mission Bay, making it multiple levels with subterranean parking. This will increase the size of the property by 181 apartment homes and offer ocean views.
The company continues to improve its existing homes through the Kitchen and Bath program:
•	230 kitchen and bath renovations have been completed at an average cost of $6,000 to $7,000 with an annualized average return of 21.6%. The average increase in market rent is $150.00.
The local housing market has softened and home ownership is less attainable. While San Diego County experienced a loss of jobs in 2007 due to fall out of the sub prime market, as well as loss of construction starts, it continues to be an attractive place to live with its diverse population, highly skilled and educated workforce, as well as several military bases. In addition the climate is very mild year round and provides multiple options for outdoor activities and tourism.

San Diego County
Market Fact Sheet

San Diego County
Market Fact Sheet

San Diego County
Market Fact Sheet

		Year Built			Inc. per Occ.
Operating Properties	# Homes	ReDev	Redev.	Occupancy*	Home*
1 Presidio at Rancho del Oro	264	1987	K/B	95.1%	$1,256
2 Villas at Carlsbad	102	1966	K/B	92.2%	1,552
3 Summit at Mission Bay	323	1953	—	96.9%	1,269
4 Rancho Vallecitos	184	1988	K/B	96.7%	1,443
5 Milazzo	250	1986	K/B	96.8%	1,503

Grand Total	1,123			96.0%	$1,372
*As of 2Q 2008

		# of	Budgeted	Cost per	Expected
Development Pipeline	Expected Return	Homes	Cost (000)	Home	Completion
3 Summit at Mission Bay	5.5% - 6.0%	504	$172,000	$341,000	2011
1 Presidio — Phase II	TBD	65	9,000	138,000	TBD

Total		569	$181,000

Monterey/Salinas Market Fact Sheet
Market Statistics & Peer Comparison

Monterey Portfolio	Homes
Same Store Pool	1,565
Non-Matures	—
Development Pipeline	—

Total	1,565
2Q08 Mo. Inc./ Home	$1,066
2Q08 Occupancy	97.5%
Source: Company Reports

Company	# of Homes	Ave. Rent
UDR	1,565	$1,066

	1,565	$1,066
Sources: AXIOMetrics and Company Reports
Monterey is UDR’s #13
market and is expected to
contribute 3.1% of the
Company’s 2008 total net
operating income.
Monterey Market Statistics

2008 Forecast		Low Home Affordability		Economy
Effective Rent (MRQ)	$1,159	Ave. Market Rent	$1,066	Population	407,637
Occupancy (MRQ)	92.4%	Mo Payment: Entry Level*:		Job Growth (MRQ)	1.2%
Eff. Rent Growth ‘08F	4.9%	Home	$2,930	Median Income	$64,800
Eff. Rent Growth ‘09F	2.0%	Condo	$2,465	Housing Stock
Eff. Rent Growth ‘10F	2.5%	Median Home Price (MRQ)	$432,000	Renter	54,884
Multifamily Permits	138	Housing Affordability Score	45	% of Total	39.6%
Source: AXIOMetrics, Merrill Lynch Apartment Monitor and Company Reports(MRQ)
* Assumes 30 yr fixed at 6.31%
Recent Activity
UDR’s Monterey portfolio consists of 1,565 apartment homes in seven communities in Salinas, CA. Average monthly rents exceed $1,000.
The Salinas economy is heavily influenced by the agricultural industry and is known as “America’s Salad Bowl”. The market has heavy population fluctuations related to the seasonality of the farming industry with highs in the March-November months. UDR’s occupancy tends to fluctuate between 91% in the low season and as high as 98% in the high season.

Monterey/Salinas Market Fact Sheet

		Year Built			Inc. per Occ.
Operating Properties	# Homes	ReDev	Redev.	Occupancy*	Home*
1 Garden Court	107	1986	—	100.0%	$930
2 Cambridge Court	332	1974	K/B	97.6%	998
3 The Pointe at Westlake	139	1979	K/B	97.8%	960
4 Laurel Tree	157	1979	K/B	97.5%	960
5 Boranda Manor	204	1977	K/B	97.5%	1,030
6 The Pointe at Northridge	187	1975	K/B	97.3%	1,131
7 The Pointe at Harden Ranch	439	1973	K/B	96.8%	1,214

Grand Total	1,565			97.5%	$1,066

*As of 2Q 2008

Jacksonville Market Fact Sheet
Market Statistics & Peer Comparison

Jacksonville Portfolio	Homes
Same Store Pool	1,557
Non-Matures	300
Development Pipeline	—

Total	1,857
2Q08 Mo. Inc./ Home	$875
2Q08 Occupancy	94.4%
Source: Company Reports

Company	# of Homes	Ave. Rent
AIV	1,919	$878
UDR	1,557	875
EQR	3,474	799
MAA	3,346	794

	10,296	$824
Sources: AXIOMetrics and Company Reports
Jacksonville is UDR’s #14
market and is expected to
contribute 2.9% of the
Company’s 2008 total net
operating income.
Jacksonville Market Statistics

2008 Forecast		Low Home Affordability		Economy
Effective Rent (MRQ)	$814	Ave. Market Rent	$824	Population	1,300,827
Occupancy (MRQ)	90.2%	Mo Payment: Entry Level*:		Job Growth (MRQ)	-0.5%
Eff. Rent Growth ‘08F	-1.5%	Home	$1,201	Median Income	$63,900
Eff. Rent Growth ‘09F	0.9%	Condo	$983	Housing Stock
Eff. Rent Growth ‘10F	1.7%	Median Home Price (MRQ)	$185,700	Renter	159,278
Multifamily Permits	2,598	Housing Affordability Score	116	% of Total	28.0%
Source: AXIOMetrics, Merrill Lynch Apartment Monitor and Company Reports(MRQ)
* Assumes 30 yr fixed at 6.31%
Recent Activity
UDR has demonstrated success in creating additional value from its Jacksonville properties in a variety of ways.
•	Kitchen and Bath program. We have completed 455 kitchen and bath renovations at an average cost of $10,200 and are realizing an average return of 9%
•	We have also completed a limited scope reposition of 352 homes at Green Tree Place.
AXIOMetrics most recent report shows Jacksonville’s population grew at +1.7% in 2007, above the national average. Jacksonville’s household income is slightly above the US average. Annual job growth is expected to decline slightly, feeling the pressure of the weakened national business climate. Most new jobs are coming from professional, business services, education, health services as well as leisure and hospitality industries.

Jacksonville Market Fact Sheet

		Year Built			Inc. per Occ.
Operating Properties	# Homes	ReDev	Redev.	Occupancy*	Home*
1 The Antlers	400	1985	—	95.8%	$851
2 Green Tree Place	352	1986	K/B	96.3%	870
3 St John’s Plantation	400	1989	K/B	94.5%	940
4 Westland Park	405	1990	K/B	91.4%	837

Subtotal	1,557			94.4%	875
Non-Mature
5 The Kensley Apartment Homes	300	2004	—	88.9%	935

Subtotal	300			88.9%	935

Grand Total	1,857			93.5%	$884

*As of 2Q2008

Norfolk/VA Beach Market Fact Sheet
Market Statistics & Peer Comparison

Norfolk/VA Beach Portfolio	Homes
Same Store Pool	1,438
Non-Matures	—
Development Pipeline	—

Total	1,438
2Q08 Mo. Inc./ Home	$982
2Q08 Occupancy	94.7%
Source: Company Reports

Company	# of Homes	Ave. Rent
AIV	2,721	$1,036
UDR	1,438	982
CLP	497	852

	4,656	$1,000
Sources: AXIOMetrics and Company Reports
Norfolk is UDR’s #15
market and is expected to
contribute 2.8% of the
Company’s 2008 total net
operating income.
Norfolk/VA Beach Market Statistics

2008 Forecast		Low Home Affordability		Economy
Effective Rent (MRQ)	$970	Ave. Market Rent	$1,000	Population	1,658,754
Occupancy (MRQ)	93.4%	Mo Payment: Entry Level*:		Job Growth (MRQ)	1.3%
Eff. Rent Growth ‘08F	3.4%	Home	$1,544	Median Income	$65,100
Eff. Rent Growth ‘09F	2.1%	Condo	$1,277	Housing Stock
Eff. Rent Growth ‘10F	2.1%	Median Home Price (MRQ)	$237,600	Renter	216,062
Multifamily Permits	1,773	Housing Affordability Score	93	% of Total	31.9%
Source: AXIOMetrics, Merrill Lynch Apartment Monitor and Company Reports(MRQ)
* Assumes 30 yr fixed at 6.31%
Recent Activity
Norfolk/Virginia Beach apartment communities are in solid locations and the Company has invested to modernize the homes in the following way:
•	Kitchen and Bath Program: Over 1,400 kitchen and bath renovations have been completed at an average cost of $9,760, yielding an average annual return of 8.0%.
Virginia Beach has a diversified economy with significant employment in the government sector and in trade, transportation and utilities.

Norfolk/VA Beach Market Fact Sheet

		Year Built			Inc. per Occ.
Operating Properties	# Homes	ReDev	Redev.	Occupancy*	Home*
1 Dominion Waterside/Lynnhaven	192	1966	K/B	93.2%	$1,011
2 Eastwind	200	1970	K/B	95.5%	1,081
3 Heather Lake	252	1972	K/B	93.7%	994
4 Woodscape	296	1974	—	94.9%	837
5 Forest Lakes at Oyster Pt.	296	1986	K/B	94.9%	992
6 Dominion Yorkshire Downs	202	1987	K/B	96.0%	1,035

Grand Total	1,438			94.7%	$982

*As of 2Q 2008

Inland Empire, CA Market Fact Sheet
Market Statistics & Peer Comparison

Inland Empire Portfolio	Homes
Same Store Pool	1,074
Non-Matures	—
Development Pipeline	—

Total	1,074
2Q08 Mo. Inc./ Home	$1,324
2Q08 Occupancy	93.9%
Source: Company Reports

Company	# of Homes	Ave. Rent
UDR	1,074	$1,324
EQR	4,350	1,304
CPT	264	1,283
BRE	2,929	1,242
AIV	198	988
ESS	588	943
AVB	320	943

	9,723	$1,247
Sources: AXIOMetrics and Company Reports
Inland Empire is UDR’s
#16 market and is
expected to contribute
2.8% of the Company’s
2008 total net operating
income.
Inland Empire Market Statistics

2008 Forecast		Low Home Affordability		Economy
Effective Rent (MRQ)	$1,177	Ave. Market Rent	$1,247	Population	4,081,371
Occupancy (MRQ)	92.8%	Mo Payment: Entry Level*:		Job Growth (MRQ)	-1.8%
Eff. Rent Growth ‘08F	-2.0%	Home	$1,959	Median Income	$62,000
Eff. Rent Growth ‘09F	0.2%	Condo	$1,633	Housing Stock
Eff. Rent Growth ‘10F	2.6%	Median Home Price (MRQ)	$290,000	Renter	397,796
Multifamily Permits	3,801	Housing Affordability Score	76	% of Total	28.4%
Source: AXIOMetrics, Merrill Lynch Apartment Monitor and Company Reports(MRQ)
* Assumes 30 yr fixed at 6.31%
Recent Activity
In the Inland Empire market, UDR is improving existing homes though its kitchen and bath program. Approximately 200 kitchen and bath renovations have been completed at an average cost of $8,802 and we are realizing an average annual return of 13.5%. We achieved average rent increases of 13.5% per home at Waterstone at Murrieta: $975 before and $1,075 after.
The local economy has recently softened and AXIOMetrics forecasts annual job growth to decline from +0.1% in 2007 to -1.4% in 2008. Job growth is forecasted at -1.2% in 2009, but rebounds to +1.2% in 2010. San Bernardino County is known as the “transportation hub of the Southwestern United States,” according to Grubb & Ellis. With Ontario International Airport, the County hosts one of the 15 busiest cargo airports in the country. Freight trains roll through the region on two of the busiest transcontinental rail lines in the nation. This region, one of California’s fastest growing, offers a diversified economy, cultural amenities, and an attractive quality of life for individuals and families, as well as businesses, seeking to relocate. A safe, family-oriented environment and a well-educated work force combine to make the Inland Empire an ideal place to live, work and play.

Inland Empire, CA Market Fact Sheet

		Year Built			Inc. per Occ.
Operating Properties	# Homes	ReDev	Redev.	Occupancy*	Home*
1 Waterstone at Murietta	420	1990	K/B	92.6%	1,119
2 Windemere/Sycamore Heights	240	2001	—	93.8%	1,253
3 Verano at Town Square	414	2006	—	95.4%	1,565

Grand Total	1,074			93.9%	$1,324

*As of 2Q 2008

Phoenix Market Fact Sheet
Market Statistics & Peer Comparison

Phoenix Portfolio	Homes
Same Store Pool	914
Non-Matures	—
Development Pipeline	582

Total	1,496
2Q08 Mo. Inc./ Home	$964
2Q08 Occupancy	94.6%
Source: Company Reports

Company	# of Homes	Ave. Rent
UDR	914	$964
BRE	1,898	940
CPT	1,729	899
CLP	952	895
EQR	1,066	813
AIV	4,597	756

	11,156	$844
Sources: AXIOMetrics and Company Reports
Phoenix is UDR’s #17
market and is expected to
contribute 2.1% of the
Company’s 2008 total net
operating income.
Phoenix Market Statistics

2008 Forecast		Low Home Affordability		Economy
Effective Rent (MRQ)	$788	Ave. Market Rent	$844	Population	4,179,427
Occupancy (MRQ)	90.7%	Mo Payment: Entry Level*:		Job Growth (MRQ)	-0.7%
Eff. Rent Growth ‘08F	-2.1%	Home	$1,490	Median Income	$64,200
Eff. Rent Growth ‘09F	-0.3%	Condo	$1,231	Housing Stock
Eff. Rent Growth ‘10F	0.1%	Median Home Price (MRQ)	$227,200	Renter	447,794
Multifamily Permits	7,238	Housing Affordability Score	107	% of Total	27.6%
Source: AXIOMetrics, Merrill Lynch Apartment Monitor and Company Reports(MRQ)
* Assumes 30 yr fixed at 6.31%
Recent Activity
UDR is expanding its presence in this market with two new developments:
•	Waterford at Peoria — 200 homes at an average cost of $125,000 per home, being developed in a pre-sale agreement with Zaremba Group. Lease-up began in the second quarter of 2008.
•	The Residences at Stadium Village — wholly owned development of 382 homes at an average cost of $123,000 per home, expected to yield a return of 6.5%. This project is underway with an expected completion in 2010.
The local economy has recently softened; however job growth is forecasted to improve in 2010. Key local industries include Trade, Transportation & Utilities, Professional & Business, Education & Health, Leisure and Hospitality and Government. The market has outstanding recreational and extra-curricular activities, an attractive year round climate, a reasonable cost of living and a young educated work force. Phoenix offers ample room for continued job growth and population growth.

Phoenix Market Fact Sheet

		Year Built			Inc. per Occ.
Operating Properties	# Homes	ReDev	Redev.	Occupancy*	Home*
1 Finisterra	356	1997	—	94.7%	$991
2 Sierra Foothills	322	1998	—	94.4%	956
3 Sierra Canyon	236	2001	—	94.9%	930

Sub Total	914			94.6%	964
Non-Mature
4 Sierra Palms (Held for Disposition)	257	1997		82.0%	893

Sub Total	257			82.0%	893

Grand Total	1,171			91.8%	$950

*As of 2Q 2008

	Expected	# of	Budgeted	Cost per	Expected
Development Pipeline	Return	Homes	Cost ($000)	Home	Completion
5 Waterford Peoria (Presale)	7.0% - 7.5%	200	$25,000	$125,000	2008
6 Residences/Stadium	6.25% -6.75%	382	47,000	123,000	2010

		582	$72,000

Sacramento Market Fact Sheet
Market Statistics & Peer Comparison

Sacramento Portfolio	Homes
Same Store Pool	914
Non-Matures	—
Development Pipeline	—

Total	914
2Q08 Mo. Inc./ Home	$925
2Q08 Occupancy	90.2%
Source: Company Reports

Company	# of Homes	Ave. Rent
BRE	1,796	$1,145
EQR	504	1,132
AIV	180	1,124
UDR	914	925

	3,394	$1,083
Sources: AXIOMetrics and Company Reports
Sacramento is UDR’s #18
market and is expected to
contribute 1.6% of the
Company’s 2008 total net
operating income.
Sacramento Market Statistics

2008 Forecast		Low Home Affordability		Economy
Effective Rent (MRQ)	$1,030	Ave. Market Rent	$1,083	Population	2,091,120
Occupancy (MRQ)	93.7%	Mo Payment: Entry Level*:		Job Growth (MRQ)	-0.3%
Eff. Rent Growth ‘08F	0.9%	Home	$1,891	Median Income	$71,000
Eff. Rent Growth ‘09F	0.7%	Condo	$1,574	Housing Stock
Eff. Rent Growth ‘10F	1.9%	Median Home Price (MRQ)	$275,000	Renter	272,365
Multifamily Permits	945	Housing Affordability Score	94	% of Total	32.5%
Source: AXIOMetrics, Merrill Lynch Apartment Monitor and Company Reports(MRQ)
* Assumes 30 yr fixed at 6.31%
Recent Activity
The Company owns two properties comprised of 914 apartment homes in Sacramento. UDR’s Sacramento properties have average rents of $926. Sacramento is the state capitol of California and also is home to Sacramento State University.
AXIOMetrics forecasts a soft job market through 2009, but improving in 2010 and beyond.
The Company has no plans to expand further in this market

Sacramento Market Fact Sheet

					Inc. per
		Year Built			Occ.
Operating Properties	# Homes	ReDev	Redev.	Occupancy*	Home*
1 Woodlake Village	646	1979	K/B	88.9%	$876
2 Foothills Tennis Village	268	1988	K/B	93.7%	1,038

Grand Total	914			90.3%	$925

*As of 2Q 2008

Portland Market Fact Sheet
Market Statistics & Peer Comparison

Portland Portfolio	Homes
Same Store Pool	716
Non-Matures	—
Development Pipeline	—

Total	716
2Q08 Mo. Inc./ Home	$985
2Q08 Occupancy	94.3%
Source: Company Reports

Company	# of Homes	Ave. Rent
UDR	716	$985
EQR	3,713	895

	4,429	$910
Sources: AXIOMetrics and Company Reports
Portland is UDR’s #19
market and is expected to
contribute 1.4% of the
Company’s 2008 total net
operating income.
Portland Market Statistics

2008 Forecast		Low Home Affordability		Economy
Effective Rent (MRQ)	$876	Ave. Market Rent	$910	Population	2,175,113
Occupancy (MRQ)	95.0%	Mo Payment: Entry Level*:		Job Growth (MRQ)	0.8%
Eff. Rent Growth ‘08F	1.3%	Home	$1,902	Median Income	$67,500
Eff. Rent Growth ‘09F	1.0%	Condo	$1,584	Housing Stock
Eff. Rent Growth ‘10F	1.9%	Median Home Price (MRQ)	$286,600	Renter	286,537
Multifamily Permits	3,509	Housing Affordability Score	80	% of Total	32.8%
Source: AXIOMetrics, Merrill Lynch Apartment Monitor and Company Reports(MRQ)
* Assumes 30 yr fixed at 6.31%
Recent Activity
UDR owns 716 apartment homes in three communities in the Portland market. The Company sold two of its Portland properties in the March portfolio sale. Rents average $985 at UDR’s Portland properties with three bedroom homes renting for as much as $2,200. The Portland economy is fueled in large part by the technology industry and is home to Nike in the Portland suburb of Beaverton.

Portland Market Fact Sheet

		Year Built			Inc. per Occ.
Operating Properties	# Homes	ReDev	Redev.	Occupancy*	Home*
1 Hunt Club	256	1985	K/B	94.1%	$920
2 Tualatin Heights	220	1989	K/B	95.9%	996
3 Andover Park	240	1989	K/B	92.9%	1,045

Grand Total	716			94.3%	$985

* As of 2Q 2008

Austin Market Fact Sheet
Market Statistics & Peer Comparison

Austin Portfolio	Homes
Same Store Pool	250
Non-Matures	—
Development Pipeline	—

Total	250
2Q08 Mo. Inc./ Home	$973
2Q08 Occupancy	96.8%
Source: Company Reports

Company	# of Homes	Ave. Rent
PPS	308	$1,368
CPT	2,611	973
UDR	250	905
CLP	1,910	826
EQR	2,985	819
MAA	1,776	786
AIV	1,499	773

	11,339	$861
Sources: AXIOMetrics and Company Reports
Austin is UDR’s #20
market and is expected to
contribute 1.4% of the
Company’s 2008 total net
operating income.
Austin Market Statistics

2008 Forecast		Low Home Affordability		Economy
Effective Rent (MRQ)	$864	Ave. Market Rent	$861	Population	1,598,161
Occupancy (MRQ)	93.1%	Mo Payment: Entry Level*:		Job Growth (MRQ)	2.2%
Eff. Rent Growth ‘08F	1.6%	Home	$1,391	Median Income	$69,100
Eff. Rent Growth ‘09F	1.8%	Condo	$1,146	Housing Stock
Eff. Rent Growth ‘10F	2.0%	Median Home Price (MRQ)	$184,500	Renter	222,784
Multifamily Permits	7,987	Housing Affordability Score	110	% of Total	36.3%
Source: AXIOMetrics, Merrill Lynch Apartment Monitor and Company Reports(MRQ)
* Assumes 30 yr fixed at 6.31%
Recent Activity
UDR expects to begin a reposition of Barton Creek Landing in 2008 based on the following criteria:
•	Prime location in the SW region of Austin within minutes of downtown. Surrounded by the beautiful greenbelt and fresh water springs.
•	Diversified demographics
•	Stability of major employers within the state and government agencies (Capital of Texas), health care sector, energy and the tourist/ service/ retail industry.
•	Confidence in our ability to capture the necessary return
•	Positions us to be more in-line with the type of product in our immediate area

Austin Market Fact Sheet

		Year Built			Inc. per Occ.
Operating Properties	# Homes	ReDev	Redev.	Occupancy*	Home*
1 Barton Creek Landing	250	1986	K/B	96.8%	$973

Subtotal	250			96.8%	973
Non-Mature and Other
2 Red Stone Ranch (Texas JV)	324	2001	—	97.7%	823
3 Lakeline Villas (Texas JV)	309	2002	—	97.9%	808

Subtotal	633			n/a	n/a

Grand Total (UDR)**	250			n/a	n/a

*As of 2Q 2008 **JV homes not included.

Transformation for Growth: UDR’s Strategies
Safe Harbor: Statements contained in this document, which are not historical facts, are forward-looking statements, as the term is defined in the Private Securities Litigation Reform Act of 1995. You can identify these forward-looking statements by the Company’s use of words such as, “expects,” “plans,” “estimates,” “projects,” “intends,” “believes,” and similar expressions that do not relate to historical matters. Such forward-looking statements are subject to risks and uncertainties which can cause actual results to differ materially from those currently anticipated, due to a number of factors, which include, but are not limited to, unfavorable changes in the apartment market, changing economic conditions, the impact of competition and competitive pricing, acquisitions or new developments not achieving anticipated results, delays in completing developments and lease-ups on schedule, expectations on job growth, home affordability and demand/supply ratio for multi-family housing, expectations concerning development and redevelopment activities, expectations on occupancy levels, expectations concerning the Vitruvian Park project, including expectations that the Company will be able to secure one or more institutional investor-partners, expectations that automation will help grow net operating income, expectations on post-renovated stabilized annual operating income, expectations on annualized net operating income and other risk factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time including the Company’s Annual Report on Form 10-K and the Company’s Quarterly Reports on Form 10-Q. All forward-looking statements in this document are made as of August 6, 2008, based upon information known to management as of the date hereof. The Company assumes no obligation to update or revise any of its forward-looking statements even if experience or future changes show that indicated results or events will not be realized.